Exhibit 10.7

OMNIBUS FIRST AMENDMENT TO

FOUNDER SHARE SUBSCRIPTION AGREEMENTS

THIS FIRST AMENDMENT TO FOUNDER SHARES SUBSCRIPTION AGREEMENTS (this “First Amendment”), dated this 14th day of November, 2017, between GigCapital, Inc., a Delaware corporation (the “Company”), on the one hand, and each of GigAcquisitions, LLC, a Delaware limited liability company (“Sponsor”), Cowen Investments, LLC, a Delaware limited liability company (“Cowen Investments”), Irwin Silverberg (“Silverberg”), and Jeffrey Bernstein (“Bernstein” and, collectively with Sponsor, Cowen Investments and Silverberg, the “Founders”), on the other hand, is to evidence:

WHEREAS, pursuant to separate subscription agreements, each in substantially similar form to the other, dated October 11, 2017 (the “Subscription Agreements”), the Founders subscribed for an aggregate of 4,267,500 shares (the “Founder Shares”) of the common stock, par value $0.0001 per share (“Common Stock”); and

WHEREAS, the Company and the Founders desire to reduce the aggregate number of Founder Shares issued pursuant to the Subscription Agreements by 20,000 shares (the “Reduction”), on a pro rata basis among the Founders, and to effectuate no corresponding change in the consideration paid for the Founder Shares or any other change to the terms of the Subscription Agreements; and

NOW, THEREFORE, the parties hereto agree as follows:

1. Capitalized terms used herein but not otherwise defined herein shall have the definitions ascribed to them in the Subscription Agreements.

2. Sponsor’s Subscription Agreement shall hereafter reflect a subscription for an aggregate of 3,438,453 Founder Shares, of which 455,357 shares are subject to forfeiture if the Over-Allotment Option is not fully exercised. In order to effectuate the Reduction, 16,190 Founder Shares for which Sponsor initially subscribed are hereby forfeited, and are immediately cancelled, for no consideration.

3. Cowen Investments’ Subscription Agreement shall hereafter reflect a subscription for an aggregate of 566,333 Founder Shares, of which 75,000 shares are subject to forfeiture if the Over-Allotment Option is not fully exercised. In order to effectuate the Reduction, 2,667 Founder Shares for which Cowen Investments initially subscribed are hereby forfeited, and are immediately cancelled, for no consideration.

4. Silverberg’s Subscription Agreement shall hereafter reflect a subscription for an aggregate of 218,443 Founder Shares, of which 28,929 shares are subject to forfeiture if the Over-Allotment Option is not fully exercised. In order to effectuate the Reduction, 1,029 Founder Shares for which Cowen Investments initially subscribed are hereby forfeited, and are immediately cancelled, for no consideration.

5. Bernstein’s Subscription Agreement shall hereafter reflect a subscription for an aggregate of 24,271 Founder Shares, of which 3,214 shares are subject to forfeiture if the Over-Allotment Option is not fully exercised. In order to effectuate the Reduction, 114 Founder Shares for which Cowen Investments initially subscribed are hereby forfeited, and are immediately cancelled, for no consideration.

6. Except as expressly modified by this First Amendment, all terms and conditions of each of the Subscription Agreements shall remain in full force and effect.

7. This First Amendment is governed by, and shall be construed and enforced in accordance with, the laws of the state of New York.

8. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

[Signature page to follow]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed and delivered by their duly authorized representatives as of the date first written above.

THE COMPANY:

GIGCAPITAL, INC.

/s/ Avi S. Katz
Dr. Avi S. Katz, Manager

FOUNDERS:

GIGACQUISITIONS, LLC

/s/ Avi S. Katz
Dr. Avi S. Katz, Manager

COWEN INVESTMENTS, INC.

/s/ Stephen Lasota
Stephen Lasota, Chief Financial Officer

/s/ Irwin Silverberg
Irwin Silverberg

/s/ Jeffrey Bernstein
Jeffrey Bernstein

Signature page to First Amendment to Founder Share Subscription Agreements